                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Hydroflo, Inc. (the "Company") on
Form 10-K for the period ending June 30, 2005, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Dennis Mast, Chief
Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

        (1) the Report fully complies with the requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

/s/ Dennis Mast
Dennis Mast
Chief Executive Officer
October 13, 2005